UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018

KORN/FERRY INTERNATIONAL

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

In anticipation of the Plan (as defined and discussed below), on June 8, 2018, Korn/Ferry International (the “Company”) entered into an amendment (the “Amendment”) to its senior secured credit agreement with Wells Fargo Bank, National Association as administrative agent, and other lender parties thereto. The Amendment permits the KF Merger (as defined below), and will become effective when certain conditions set forth therein, including consummation of the KF Merger, are satisfied.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Amendment.

Item 2.02	Results of Operations and Financial Condition.

On June 13, 2018, the Company issued a press release announcing its fourth quarter fiscal year 2018 results. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and Exhibit 99.1 hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 2.06	Material Impairments.

In connection with the Plan (as defined and discussed below), the Company intends to offer all of the Company’s current products and services using the “Korn Ferry” name, branding and trademarks, and sunset all sub-brands, including Futurestep, Hay Group and Lominger, among others. The Hay Group and Lominger brands came to the Company through acquisitions and, in connection with the accounting for those acquisitions, $106 million of the purchase price was allocated to indefinite lived tradename intangible assets. On June 12, 2018, the Company concluded that as a result of the decision to discontinue the use of such sub-brands in the near term, the Company will be required under U.S. generally accepted accounting principles to record in the first quarter of fiscal year 2019 a one-time, non-cash intangible asset impairment charge of $106 million, or $79 million on an after-tax basis. This impairment charge will not result in any future cash expenditures.

Item 8.01	Other Events.

The Plan

On June 12, 2018, the Company’s Board of Directors approved a plan (the “Plan”) to go to market under a single, master brand architecture and to simplify the Company’s organizational structure by eliminating and/or consolidating certain of the Company’s legal entities and implementing a rebranding of the Company to offer the Company’s current products and services using the “Korn Ferry” name, branding and trademarks. In connection with the Plan, the Company intends to sunset all sub-brands, including Futurestep, Hay Group and Lominger, among others.

In connection with the Plan, the Company intends to pursue a holding company reorganization (the “KF Merger”), after which a new public holding company, Korn Ferry, will own all of the stock of the Company. The Company will initially form Korn Ferry as a direct, wholly-owned subsidiary of the Company. Then, pursuant to the KF Merger, the Company will merge with and into another newly formed entity—Merger Sub, a Delaware corporation, and a direct, wholly-owned subsidiary of Korn Ferry and indirect, wholly-owned subsidiary of the Company—with the Company surviving as a direct, wholly-owned subsidiary of Korn Ferry and operating under the legal name “Korn Ferry US.” Each share of Company stock issued and outstanding immediately prior to the KF Merger will be converted into an equivalent corresponding share of Korn Ferry stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Company stock being converted. The Company’s current stockholders will become stockholders of Korn Ferry upon the consummation of the KF Merger and will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares.

The Company plans to conduct the KF Merger pursuant to Section 251(g) of the Delaware General Corporation Law (“DGCL”), which permits the creation of a holding company through a merger with a direct or indirect wholly-owned subsidiary of the constituent corporation without stockholder approval, to create a parent company holding structure. The Company will adopt an amended and restated certificate of incorporation and amended and restated bylaws upon the consummation of the KF Merger, which will also reflect the change of the name of the corporation to Korn Ferry US, as permitted by Section 251(g) of the DGCL. Following the consummation of the KF Merger and as part of the Plan, the Company intends to merge certain of its subsidiaries organized in the U.S. with and into Korn Ferry US.

Upon consummation of the KF Merger, the directors of Korn Ferry will be the same individuals who are directors of the Company immediately prior to the KF Merger and the officers of Korn Ferry after the KF Merger will be Gary Burnison (President and Chief Executive Officer), Robert Rozek (Executive Vice President, Chief Financial Officer and Chief Corporate Officer), Jonathan Kuai (General Counsel and Corporate Secretary) and an Assistant Secretary.

The Company announced the Plan with its fourth quarter fiscal year 2018 results in the press release attached as Exhibit 99.1.

Quarterly Dividend

On June 12, 2018, the Board of Directors of the Company declared a cash dividend of $0.10 per share that will be paid on July 13, 2018 to holders of the Company’s common stock of record at the close of business on June 26, 2018. The declaration and payment of future dividends under the quarterly dividend policy will be at the discretion of the Board of Directors and will depend upon many factors, including the Company’s earnings, capital requirements, financial conditions, the terms of the Company’s indebtedness and other factors that the Board of Directors may deem to be relevant. The Company may amend, revoke or suspend the dividend policy at any time and for any reason at its discretion.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to a variety of matters, including, without limitation, statements regarding the implementation of the Plan (including the elimination and/or consolidation of certain of the Company’s legal entities, the rebranding of the Company’s products and services, and a sunset of the Company’s sub-brands) and the consummation of the KF Merger. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law. These forward-looking statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For example, risks and uncertainties that could affect the forward-looking statements set forth in this Current Report on Form 8-K include: the expected timing of the consummation of the Plan and the KF Merger; the impact of the rebranding on the Company’s products and services; the costs of the Plan and the KF Merger; and factors generally affecting the business, operations, and financial condition of the Company, including the information contained in the Company’s Annual Report on Form 10-K for the year ended April 30, 2017, subsequent Quarterly Reports on Form 10-Q, and other reports and filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	First Amendment to Credit Agreement with Wells Fargo Bank, National Association, dated as of June 8, 2018.

Exhibit 99.1	Press Release, dated June 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL
(Registrant)

Date: June 13, 2018
/s/ ROBERT P. ROZEK
(Signature)
	Name:	Robert P. Rozek
	Title:	Executive Vice President, Chief Financial Officer and Chief Corporate Officer